UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2012

eLayaway, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-148516	20-8235863
(Commission File Number)	(IRS Employer Identification No.)

1650 Summit Lake Drive, Suite 103, Tallahassee, FL	32317
(Address of Principal Executive Offices)	(Zip Code)

(850) 219-8210
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits.

On February 13, 2012, with an effective date of February 1, 2012, the Registrant completed the acquisition of Centralized Strategic Placements, Inc. (“CSP”) by acquiring 100% of the outstanding capital stock of CSP pursuant to a Share Exchange Agreement in exchange for 4,280,000 shares of the Registrant’s common stock.  As additional consideration, the Registrant paid to the stockholders of CSP (a) $6,000 in cash and (b) two promissory notes, each for $57,000 payable on August 1, 2012.  CSP became a wholly-owned subsidiary of the Registrant and will conduct business as part of the Registrant.

The Registrant filed a report with the Commission on Form 8-K disclosing the transaction on February 15, 2012.

The following documents are attached with this amended report:

A.	Financial Statements of the business acquired

Audited financial statements of Centralized Strategic Placements, Inc. for the years ended December 31, 2011 and 2010

B.	Pro Forma Financial Statements

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eLAYAWAY, INC.

Date: April 13, 2012	By:	/s/ Sergio A. Pinon
Sergio A. Pinon
Chief Executive Office

3

ELAYAWAY, INC.
TABLE OF CONTENTS

PART A.	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED (CENTRALIZED STRATEGIC PLACEMENTS, INC.)

	BALANCE SHEETS AS OF DECEMBER 31, 2011 AND DECEMBER 31, 2010	A-1

	STATEMENTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010	A-2

	STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT) FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010	A-3

	STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010	A-4

	NOTES TO FINANCIAL STATEMENTS	A-5

PART B.	PRO-FORMA FINANCIAL INFORMATION	B-1

	PRO FORMA BALANCE SHEET AS OF DECEMBER 31, 2011 (UNAUDITED)	B-2

	PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011 (UNAUDITED)	B-3

	SIGNIFICANT NOTES AND ASSUMPTIONS TO PRO-FORMA FINANCIAL STATEMENTS (UNAUDITED)	B-4

	STATEMENT OF FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AT FEBRUARY 1, 2012 (UNAUDITED)	B-5

	PRO-FORMA ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 2011 (UNAUDITED)	B-6

(A)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

SOUTHWEST CPA, LLC
P. O. BOX 10081
BRADENTON, FL 34202-0081
(941) 720-2683
jdcpa1@gmail.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Centralized Strategic Placements, Inc.
Akron, Pennsylvania

We have audited the accompanying balance sheets of Centralized Strategic Placements, Inc. as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ equity (deficiency), and cash flows for each of the years in the two-year period ended December 31, 2011. Centralized Strategic Placements, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Centralized Strategic Placements, Inc. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

SOUTHWEST CPA, LLC

/s/ Southwest CPA, LLC

April 11, 2012
Bradenton, Florida

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Balance Sheets
December 31,

	2011	2010

ASSETS

Current assets
Cash	$5,119	$4,407
Accounts receivable, net	16,758	31,643
Prepaid expenses	346	-

Total current assets	22,223	36,050

Fixed assets, net of depreciation of $9,219 and $6,596	24,501	12,124

Total assets	$46,724	$48,174

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
Notes payable to related party	$6,800	$6,800
Accounts payable	5,250	-
Accounts payable to related party	210	11,508
Accrued liabilities	25,625	38,149

Total current liabilities	37,885	56,457

Total liabilities	37,885	56,457

Commitments and contingencies (Note 4)

Shareholders' equity (deficiency)
Common stock, par value $1.00, 1,500 shares authorized, 100 and 100 shares issued and outstanding, respectively	100	100
Retained earnings (accumulated deficit)	8,739	(8,383)

Total shareholders' equity (deficiency)	8,839	(8,283)

Total liabilities and shareholders' equity (deficiency)	$46,724	$48,174

See accompanying notes to financial statements

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Statements of Operations
For the Years Ended December 31,

	2011	2010

Sales	$146,293	$115,424
Cost of sales	17,095	277

Gross profit	129,198	115,147

Selling, general and administrative expenses	101,566	142,447

Income (loss) from operations	27,632	(27,300)

Other income (expense)
Interest expense	(1,299)	-
Other	81	1,688
Total other income (expense), net	(1,218)	1,688

Net income (loss)	$26,414	$(25,612)

See accompanying notes to financial statements

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Statements of Cash Flows
For the Years Ended December 31,

	2011	2010

Cash flows used in operating activities:
Net income (loss)	$26,414	$(25,612)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation	2,623	1,873
Bad debt expense	13,772	9,986
Changes in operating assets and liabilities:
Accounts receivable	1,112	3,159
Prepaid expenses	(346)	1,349
Accounts payable	5,250	(3,113)
Accrued expenses	(12,523)	15,678
Net cash used in operating activities	36,302	3,320

Cash flows used in investing activities:
Purchase of property and equipment	(15,000)	-
Net cash used in investing activities	(15,000)	-

Cash flows from financing activities:
Receipts from notes receivable - officers	-	50,000
Proceeds from related party	-	31,800
Repayments to related parties	(11,298)	(100,000)
Proceeds from stockholder note	-	11,508
Distribution and return of equity	(9,292)	-
Net cash provided by financing activities	(20,590)	(6,692)

Net increase (decrease) in cash	712	(3,372)

Cash at beginning of period	4,407	7,779

Cash at end of period	$5,119	$4,407

Supplemental disclosure of cash flow information:

Cash paid for interest	$-	$-

Cash paid for taxes	$-	$-

See accompanying notes to financial statements.

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Statements of Changes in Shareholders' Equity (Deficiency)
For the Year Ended December 31, 2011

	Common Stock		Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Total Shareholders' Equity (Deficit)
	Shares	Amount

Balance, December 31, 2009	100	$100	$-	$17,229	$17,329

Net Loss for 2010				(25,612)	(25,612)

Balance, December 31, 2010	100	$100	$-	$(8,383)	$(8,283)

Distibutions - Pinard				(5,277)	(5,277)
Distributions - St. Cyr				(4,015)	(4,015)
Net Income for 2011				26,414	26,414

Balance, December 31, 2011	100	$100	$-	$8,739	$8,839

See accompanying notes to financial statements

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Notes to Financial Statements
December 31, 2011 and 2010

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization, Nature of Operations, and Asset Acquisition

Centralized Strategic Placements, Inc. (the “Company,” “we,” “us,” “our” or “CSP”) is a Delaware corporation formed on January 5, 2006.  The Company has two administrative offices located in Washington, D.C. and Akron, Pennsylvania.

The Company was formed to provide a technology platform in the form of an online mall which is accessible by the employees and their families of various federal government agencies.

The Company, through contracted third parties, provides the users with a means and method to acquire products directly from the third parties.  Additionally, the Company sells its own products under the brand name Aaron Markus.  The Aaron Markus products are sold through a contracted third party and are drop shipped from the third party.  The revenue related to Aaron Markus is approximately 23.3% of total revenue in 2011 (Aaron Markus did not exist in 2011).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Significant estimates in the accompanying financial statements include the fair value and relative fair value allocation of a group of assets acquired, allowance for doubtful accounts receivable, valuation of inventory, valuation of websites developed, depreciable lives of property and equipment, sales return reserve, valuation of share-based payments including the shares issued for the assets acquisition, and the valuation allowance on deferred tax assets.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms. Senior management reviews accounts receivable on an annual basis to determine if any receivables will potentially be uncollectible. The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

Property, Equipment and Depreciation

Property and equipment is recorded at cost.  Depreciation is computed using the straight-line method based on the estimated useful lives of the related assets of five years for office furniture and equipment and five years for design and sample making equipment. Leasehold improvements, if any, would be amortized over the lesser of the lease term or the useful life of the improvements.  Expenditures for maintenance and repairs along with fixed assets below our capitalization threshold are expensed as incurred.

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Notes to Financial Statements
December 31, 2011 and 2010

Website Development Costs

The Company accounts for its website development costs in accordance with Accounting Standards Codification (“ASC”) ASC 350-10 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” (“ASC 350-10”).  These costs, if any, are included in intangible assets in the accompanying financial statements.

ASC 350-10 requires the expensing of all costs of the preliminary project stage and the training and application maintenance stage and the capitalization of all internal or external direct costs incurred during the application development stage.  The Company amortizes the capitalized cost of software developed or obtained for internal use over an estimated life of three years.

Impairment of Long-Lived Assets

The Company accounts for long-lived assets in accordance with the provisions of FASB ASC 360-10, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Fair Value of Financial Instruments

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles.  For certain of our financial instruments, including cash, accounts payable, accrued expenses escrow liability and short term loans the carrying amounts approximate fair value due to their short maturities.

We adopted accounting guidance for financial and non-financial assets and liabilities.  The adoption did not have a material impact on our results of operations, financial position or liquidity.  This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures.  This standard does not require any new fair value measurements, but rather applies to all other accounting pronouncements that require or permit fair value measurements.  This guidance does not apply to measurements related to share-based payments.  This guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost).  The guidance utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.  The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly.  These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Notes to Financial Statements
December 31, 2011 and 2010

Revenue Recognition and Cost of Goods Sold

The Company recognizes revenue on our products in accordance with ASC 605-10, “Revenue Recognition in Financial Statements.”  Under these guidelines, revenue is recognized on sales transactions when all of the following exist:  persuasive evidence of an arrangement did exist, delivery of product has occurred, the sales price to the buyer is fixed or determinable and collectability is reasonably assured.  The Company’s sales are either FOB shipping point or FOB destination, dependent on the customer.  Revenues are therefore recognized at point of ownership transfer, accordingly.  The Company has several revenue streams as follows:

•	Sale of merchandise to a consumer
•	Sale of merchandise from the Company’s website directly to consumers
•	Hosting
•	Initial setup of merchants
•	Commissions on sales

The Company follows the guidance of ASC 605-25-50, “Revenue Recognition, Customer Payments” Accordingly, any incentives received from vendors are recognized as a reduction of the cost of products included in inventories. Promotional products or samples given to customers or potential customers are recognized as a cost of goods sold. Cash incentives provided to our customers are recognized as a reduction of the related sale price, and, therefore, are a reduction in sales.

The Company’s revenues for the years ended December 31, 2011 and 2010 are broken down as follows:

	2011		2010
	Percent	Amount	Percent	Amount

Commissions on vendor sales	51.15%	$74,841	84.84%	$97,928
Direct sales	23.32%	34,114	0.00%	-
Sponsorships	14.56%	21,300	0.00%	-
Integration and services	10.97%	16,038	15.16%	17,496

Total	100.00%	$146,293	100.00%	$115,424

Commissions on vendor sales consist of percentages received on sales on an Internet mall for government employee associations.  These commissions are recorded by Company servers and collected monthly.

In addition to the percentage commission, the Company collects a percentage of sales on behalf of the agency sponsoring the web site and remits it to the agency on a monthly basis.  None of this percentage of each sale collected for the government agency sponsor is included in the revenues of the Company.

Direct sales on the Internet malls were started in 2011 and utilize a vendor that has purchasing arrangements with over 150 manufacturers where the items sold by the Company are drop shipped to the customer.  These amounts are collected as the sales are generated.

Utilization of the drop shipment arrangements are why the Company does not purchase, maintain or handle any significant amounts of merchandise.  Cost of goods sold on direct sales consists of the cost of acquiring and shipping the items and amount to $14,706 and $0 in 2011 and 2010, respectively.

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Notes to Financial Statements
December 31, 2011 and 2010

Shipping and Handling Costs

The Company includes shipping and handling fees billed to customers as revenues and shipping and handling costs for shipments to customers as cost of revenues.

Sales Return Reserve Policy

The Company does not have a return reserve policy.

Advertising

Advertising is expensed as incurred and is included in selling, general and administrative expenses on the accompanying statement of operations.  For the years ended December 31, 2011 and 2010 advertising expense was $1,019 and $3,875, respectively.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code.  As a Sub S corporation, all elements of income and expense, any credits or other charges, are passed through the Company to the stockholders’ individual income tax returns.  Accordingly, there is no provision for income tax in these financial statements.

As of December 2011, tax years 2011, 2010, 2009, and 2008 remain open for IRS audit.  The Company has received no notice of audit or any notifications from the IRS for any of the open tax years.

Segment Information

In accordance with the provisions of ASC 280-10, “Disclosures about Segments of an Enterprise and Related Information,” the Company is required to report financial and descriptive information about its reportable operating segments.  The Company does not have any operating segments as of December 31, 2011.

Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. No new standards had any material effect on these financial statements. The accounting pronouncements issued subsequent to the date of these financial statements that were considered significant by management were evaluated for the potential effect on these financial statements.

Management does not believe any of the subsequent pronouncements will have a material effect on these financial statements as presented and does not anticipate the need for any future restatement of these financial statements because of the retro-active application of any accounting pronouncements issued subsequent to December 31, 2011 through the date these financial statements were issued.

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Notes to Financial Statements
December 31, 2011 and 2010

NOTE 2 – ACCOUNTS RECEIVABLE

Accounts receivable December 31, 2011 and 2010 are as follows:

	December 31,
	2011	2010

Accounts receivable	$16,758	$31,643
Allowance for doubtful accounts	-	-
Accounts receivable, net	$16,758	$31,643

Bad debt write-offs during 2011 and 2010 were $13,772 and $9,986, respectively.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	December 31,
	2011	2010

Property & equipment	$33,720	$18,720
Accumulated depreciation	(9,219)	(6,596)
Property & equipment, net	$24,501	$12,124

The assets primarily consist of software costs and are depreciated over a ten year life.

Depreciation expense was $2,623 and $1,873 for the years ended December 31, 2011 and 2010, respectively.

NOTE 4 – NOTE PAYABLE

Note payable, classified as current at December 31, 2011 and 2010, consists of the following:

Notes Payable
	December 31,
	2011	2010
Annette DeMauro	$6,800	$6,800
Total	$6,800	$6,800

On December 8, 2010, the Company received $6,800 from Annette DeMauro (“DeMauro”) as a note, expiring on June 28, 2017, with interest of 2.5% per annum.  On January 4, 2012, the note was acquired by Douglas Pinard (“Pinard”) (see Note 12).  No interest was accrued for the DeMauro note as it was forfeited by DeMauro in 2012.

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Notes to Financial Statements
December 31, 2011 and 2010

NOTE 5 – ACCRUED LIABILITIES

The major components of accrued expenses are summarized as follows:

	December 31,
	2011	2010
Payroll and benefits	$3,553	$2,392
Interest	1,299	-
Other	20,773	35,757
Total	$25,625	$38,149

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Legal

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of December 31, 2011, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of our operations, except as noted.

Lease Commitment

Leases

On September 20, 2011, the Company entered into a month-to-month lease for approximately 600 square feet of office space in Akron, PA.  The monthly rent is $500.

Rent expense for the years ended December 31, 2011 and 2010 was $5,550 and $5,400, respectively.

NOTE 7 – RELATED PARTIES

In 2009, the Company borrowed $50,000 from the mother of one of the stockholders and $25,000 from the father of the other stockholder.  Both advances were treated as non-interest bearing advances.  In early 2010, the father advanced an additional$25,000 to the Company.  At the end of 2010, with the permission of the lenders, the stockholders personally assumed these liabilities through reductions in their draw accounts.  Accordingly, at December 31, 2010 these liabilities were no longer the obligation of the Company.

During 2010, the Company borrowed $6,800 from the mother, above, under a note payable bearing interest at 2.5% per annum.  The note payable called for 68 monthly payments of $103 per month but no payments were made during 2010 or 2011 and no interest accrued.  On January 4, 2012, the stockholder acquired the note payable (see Note 12).

The stockholder’s mother forfeited any and all interest in return for the principal on the note when the note was acquired by the stockholder.

During 2010, one of the stockholders provided $11,508 to the Company under a non-interest bearing advance.  During 2011, $11,298 was repaid on this advance leaving a balance of $210 at December 31, 2011.

CENTRALIZED STRATEGIC PLACEMENTS, INC.
Notes to Financial Statements
December 31, 2011 and 2010

The Company uses a corporate American Express credit card which is personally guaranteed by Richard St. Cyr (“St. Cyr”) and Pinard.  As of December 31, 2011 and 2010, the balance due American Express was $20,018 and $26,666, respectively.

NOTE 8 – STOCKHOLDERS’ EQUITY

Common Stock

On January 5, 2006, the Company issued 50 shares of common stock to Pinard and 50 shares of common stock to St. Cyr.

On February 1, 2012, the common stock of the Company was acquired by eLayaway, Inc. (“eLayaway”) (see Note 12).

NOTE 9 – INCOME TAX

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code.  As a Sub S corporation, all elements of income and expense, any credits or other charges, are passed through the Company to the stockholders’ individual income tax returns.  Accordingly, there is no provision for income tax in these financial statements.

The Company terminated its Sub S election on February 1, 2012, in regards to its acquisition (see Note 11).

NOTE 10 – CONCENTRATIONS

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to a concentration of credit risk, consist principally of temporary cash investments.

The Company places its temporary cash investments with financial institutions insured by the FDIC.  No amounts exceeded federally insured limits as of December 31, 2011.  There have been no losses in these accounts through December 31, 2011.

Concentration of Accounts Receivable and Revenues

At December 31, 2011, 71% of accounts receivable was from one customer, the Army Air Force Exchange Service (“AAFES”).

During 2011 and 2010, 52% and 79%, respectively, of sales were from one customer, AAFES.

NOTE 11 – SUBSEQUENT EVENTS

On January 4, 2012, Pinard acquired the note payable to DeMauro (see Note 5).  The Company then entered into a note payable to Pinard for the same amount of $6,800, with interest at the rate of 6% per annum.  Interest payments are due on a quarterly basis on the fifth business day of the following month.  The principal is due on January 20, 2014.

On February 1, 2012, the Company’s outstanding common stock was acquired by eLayaway.  St. Cyr and Pinard, the sole and equal owners of the Company, received a total of 4,280,000 shares of eLayaway, of which 1,070,000 shares were issued collectively upon closing, 1,070,000 shares collectively to be issued on August 1, 2012, February 1, 2013, and August 1, 2013.  Additionally, the two owners were paid $6,000 cash, each had a convertible promissory note issued in the amount of $57,000, and both became employees of CSP under the new ownership.  The operating plans of the Company are to maintain the current offices.

(B)	PRO-FORMA FINANCIAL INFORMATION

ELAYAWAY, INC.
UNAUDITED PRO-FORMA FINANCIAL INFORMATION

The following presents our unaudited pro-forma financial information. The pro-forma adjustments to the balance sheet give effect to the acquisitions of Centralized Strategic Placements, Inc. (“CSP”) by eLayaway, Inc. (“ELAY”) as if the transaction occurred on December 31, 2011. The pro-forma statements of operations give effect to the business acquisition of CSP as if the acquisition had occurred on January 1, 2011. The pro-forma adjustments are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro-forma financial information is for informational purposes only, and does not purport to present what our results would actually have been had this transaction actually occurred on the date presented or to project our results of operations or financial position for any future period. The information set forth below should be read together with the unaudited significant notes and assumptions to the pro-forma statements, and the Registrant’s Form 10-K for the fiscal year ended December 31, 2011, and the audited financial statements of CSP for the years ended December 31, 2011 and 2010, including the notes thereto, included in this Form 8-K/A.

ELAYAWAY, INC. and SUBSIDIARIES
UNAUDITED PROFORMA BALANCE SHEETS
DECEMBER 31, 2011

	Historical
	Acquirer	Acquiree	Proforma Adjustments			Combined
	ELAY	CSP	Debit		Credit	Proforma

ASSETS

Current assets
Cash	$29,458	$5,119		A1	5,119	$34,577
			5,119	A2
Accounts receivable, net	-	16,758		A1	16,758	16,758
			16,758	A2
Segregated cash for customer deposits	155,654	-				155,654
Prepaid expenses	145,076	346		A1	346	145,422
			346	A2

Total current assets	330,188	22,223				352,411

Property and equipment, net	11,793	24,501		A1	24,501	36,294
			24,501	A2

Intangibles, net	4,275	-				4,275

Goodwill	-	-	239,561	A2		239,561

Other assets	12,770	-				12,770

Total assets	$359,026	$46,724	286,285		46,724	$645,311

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
Notes and convertible notes, net of discounts	$297,572	$-				$297,572
Notes, convertible notes, and lines of credit payable to related parties, net of discounts	652,452	-		A2	120,000	772,452
Accounts payable	358,977	5,250	5,250	A1		364,227
				A2	5,250
Accounts payable to related parties	14,445	7,010	7,010	A1		21,455
				A2	7,010
Accrued liabilities	252,978	25,625	25,625	A1		278,603
				A2	25,625
Liability to guarantee equity value	160,000	-				160,000
Deposits received from customers for layaway sales	126,313	-				126,313
Embedded conversion option liability	433,047	-				433,047

Total current liabilities	2,295,784	37,885				2,453,669

Long-term liabilities
Other liabilities	-	-				-

Total liabilities	2,295,784	37,885				2,453,669

Shareholders' equity (deficiency)
Preferred stock, par value $0.001, 50,000,000 shares authorized Series E preferred stock, $0.001 par value, 10,000,000 shares designated, 3,595,822 issued and outstanding (liquidation value $120,050)	3,596	-				3,596
Common stock, par value $0.001, 100,000,000 shares authorized, 48,548,773 shares issued, issuable and outstanding (229,455 shares issuable)	48,549	-		A2	4,280	52,829
Common stock, par value $1.00, 1,500 shares authorized, 100 shares issued and outstanding		100	100	A1		-
Additional paid-in capital	13,645,360	-		A2	124,120	13,769,480
Retained earnings (accumulated deficit)	(15,634,263)	8,739	8,739	A1		(15,634,263)

Total shareholders' equity (deficiency)	(1,936,758)	8,839				(1,808,358)

Total liabilities and shareholders' equity (deficiency)	$359,026	$46,724	46,724		286,285	$645,311

See Unaudited Signficant Notes and Assumptions to Proforma Financial Statements.

ELAYAWAY, INC. and SUBSIDIARIES
UNAUDITED PROFORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Historical
	Acquirer	Acquiree	Proforma Adjustments		Combined
	ELAY	CSP	Debit	Credit	Proforma

Sales	$105,400	$146,293			$251,693
Cost of sales	303,640	17,095			320,735

Gross loss	(198,240)	129,198			(69,042)

Selling, general and administrative expenses	3,040,471	101,566			3,142,037
	-	-			-
Loss from operations	(3,238,711)	27,632			(3,211,079)

Other income (expense)
Interest expense	(808,968)	(1,299)			(810,267)
Other	-	81			81
Change in fair value of embedded conversion option liability	50,270	-			50,270
Gain (loss) on settlements of liabilities, net	(43,181)	-			(43,181)
Gain (loss) on extinguishment of debt	7,608	-			7,608
Total other income (expense), net	(794,271)	(1,218)			(795,489)

Net loss	$(4,032,982)	$26,414	-	-	$(4,006,568)

Basic and diluted net loss per share	$(0.11)				$(0.10)

Weighted average shares outstanding
- basic and diluted	36,991,456				41,271,456

See Unaudited Significant Notes and Assumptions to Proforma Financial Statements.

ELAYAWAY, INC. AND SUBSIDIARIES
UNAUDITED SIGNIFICANT NOTES AND ASSUMPTIONS TO PROFORMA FINANCIAL STATEMENTS

On February 7, 2012, with an effective date of February 1, 2012, the Company acquired all of the voting capital stock of Centralized Strategic Placement, Inc. (“CSP”) in exchange for a commitment for 4,280,000 shares of common stock of the Company, 1,070,000 issuable at the date of the execution of the agreement, 1,070,000 issuable on August 1, 2012, 1,070,000 issuable on February 1, 2013, and 1,070,000 issuable on August 1, 2013.  The shares were issued to Richard St. Cyr and Douglas Pinard, the co-owners of CSP.  Additionally, $3,000 in cash was paid to each of the co-owners of CSP and Convertible Promissory Notes were issued in the amount of $57,000 each to both owners.  The Company will record the transaction at $248,400, which is based on the 4,280,000 shares valued at the previous day closing price of our common stock of $0.03, or $128,400, the cash balance paid of $6,000, and the two promissory notes for a combined amount of $114,000.

The common shares issued by the Registrant to Messrs. St. Cyr and Pinard have not been registered under the Securities Act and my not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The accompanying unaudited proforma financial information reflects the financial statements of eLayaway, Inc., its subsidiaries, and its acquired wholly-owned subsidiary Centralized Strategic Placements, Inc.  The proforma adjustments to the balance sheet give effect to the acquisition of CSP as if the transaction occurred on December 31, 2011.  The proforma adjustments to the statements of operations give effect to the acquisition as if the transaction occurred on January 1, 2011.

Significant assumptions include:

The consideration paid to the owners of CSP was calculated contractually valued at $248,400 based on the issuance of 4,280,000 shares of our common stock valued at $0.03 per share, based on the closing price per share on the date of the closing of the transaction, or $128,400, the cash balance paid of $6,000, and the two promissory notes for a combined amount of $114,000.

The purchase price was allocated first to record identifiable assets and liabilities at their fair value and the remainder to goodwill based upon management’s experience.  The purchase price was allocated as follows:

ELAYAWAY, INC. AND SUBSIDIARIES
FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

Assets acquired:
Cash and cash equivalents	$5,119
Accounts receivable, net	16,758
Prepaid expense	346
Property and equipment, net	24,501
Goodwill	239,561
Total assets acquired	$286,285

Liabilities assumed:
Accounts payable	$12,260
Accrued expenses	25,625
Total liabilities assumed	37,885
Net assets acquired	$248,400

Purchase consideration:
Common stock	$128,400
Cash consideration	6,000
Note payable to stockholders	114,000
Total consideration paid	$248,400

The following reflects the proforma adjustments at December 31, 2011:

ELAYAWAY, INC. AND SUBSIDIARIES
UNAUDITED PROFORMA ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 2011

		Debit	Credit
A. Centralized Strategic Placements, Inc. (Acquiree)
A1	Cash and cash equivalents		5,119
	Accounts receivable, net		16,758
	Prepaid expenses		346
	Fixed assets, net		24,501
	Accounts payable	5,250
	Due to related parties	7,010
	Accrued liabilites	25,625
	Common stock	100
	Retained earnings	8,739
	(To remove the book value of assets and liabilities of the acquiree.)

A2	Cash and cash equivalents	5,119
	Accounts receivable, net	16,758
	Prepaid expenses	346
	Fixed assets, net	24,501
	Goodwill	239,561
	Accounts payable		5,250
	Due to related parties		7,010
	Accrued liabilites		25,625
	Common stock		4,280
	APIC		124,120
	Notes payable and consideration payable to stockholders		120,000
	(To record at fair value of assets acquired and liabilities assumed pursuant to the agreement and to record purchase consideration at fair value.)